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                                                                    Exhibit 24.4


                                DTM CORPORATION

                               Power of Attorney


      KNOW ALL MEN BY THESE PRESENTS, that the undersigned, a director and/or officer of DTM Corporation, a Texas corporation (the "Company"), does hereby constitute and appoint John S. Murchison, III and Gregory A. Logwinuk, either of whom may act without the joinder of the other, as his true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, for him, and in his name, place and stead, in any and all capacities to do any and all acts and things and to execute any and all instruments which said attorneys-in-fact and agents, or either of them, may deem necessary or advisable to enable the Company to comply with the Securities Act of 1933, as amended (the "Act"), and any rules, regulations and requirements of the Securities and Exchange Commission (the "Commission") in respect thereof, as well as any rules, regulations and requirements of any other regulatory authority, in connection with an underwritten public offering by the Company of up to 2,000,000 shares of the Company's common stock, $.0003 par value per share (the "Common Stock"), including the execution of a registration statement on Form S-1 or any other appropriate form, and any or all amendments (including, without limitation, any amendment or amendments increasing the number of shares of Common Stock for which registration is being sought) and post-effective amendments thereto or supplements to the prospectuses contained therein and any additional registration statement for the same offering that is to be effective upon filing pursuant to Rule 462(b) of the Act (collectively, the "Registration Statements"), with all exhibits and any and all documents required to be filed as a part of, an exhibit to, or in connection with said Registration Statements or any amendment thereto, with the Commission or any other regulatory authority, granting under said attorneys-in-fact and agents, or either of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in order to effectuate the same, as fully to all intents and purposes as he himself might or could do if personally present, hereby ratifying and confirming all that said attorneys-in-fact and agents, or either of them, may lawfully do or cause to be done by virtue hereof.

     IN WITNESS WHEREOF, the undersigned has signed his name this ___ day of May, 1996.


                                       /s/ Alexander MacLachlan
                                       -----------------------------------------
                                       (Signature)

                                       -----------------------------------------
                                       Dr. Alexander MacLachlan
                                       Director